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                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Acsys, Inc. on Form S-8 of our report dated April 30, 1998 (relating to the financial statements of Staffing Edge, Inc. as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997), appearing in Amendment No. 1 on Form 8-K/A of Acsys, Inc. dated August 4, 1998.


                                         Deloitte & Touche LLP



Des Moines, Iowa
November 23, 1998